Debt	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about borrowings [abstract]
Debt

14. Debt

As at December 31,	2025	2024
Debt opening balance	$—	$57,000
Drawdowns	113,000	63,000
Repayments	(113,000)	(120,000)
Debt closing balance	$—	$—

Revolving Credit Facility

The Credit Facility is to be used for general corporate purposes and investments in the mineral industry, including the acquisition of mineral interests and other assets. The Credit Facility is secured by the Company under a General Security Agreement.

Advances under the Credit Facility can be drawn as follows:

●	Base rate loans with interest payable monthly at the greater of (a) the aggregate of (i) the Federal Funds Effective Rate and (ii) 1/2 of 1.0% per annum and (b) the Base Rate Canada, plus between 0.45% and 1.75% per annum (December 31, 2024: 0.75% and 1.75% per annum) depending upon the Company’s leverage ratio; or
●	Secured overnight financing rate (“SOFR”) loans for periods of one, two, three or six months with interest payable at a rate of SOFR, plus between 1.45% and 2.75% per annum (December 31, 2024: 1.75% and 2.75% per annum), depending on the Company’s leverage ratio.

As at December 31, 2025, the debt balance on the Credit Facility was $nil (2024: $nil). Finance costs for the year ended December 31, 2025 were $4.0 million (2024: $5.5 million), including interest charges, standby fees and debt issuance cost. Standby fees range from 0.29% to 0.40% per annum (2024: 0.39% to 0.62% per annum) depending on the Company’s leverage ratio, even if no amounts are outstanding under the Credit Facility. The Credit Facility includes covenants that require the Company to maintain certain financial ratios, including the Company’s leverage ratios. As at December 31, 2025, all such ratios and requirements were met.